Exhibit 10.26

FORM OF WARRANT AMENDMENT AGREEMENT

This Warrant Amendment Agreement (this “Agreement”), dated as of March 6, 2018, is by and between Amedica Corporation, a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”) of warrants to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

WHEREAS, the Holder beneficially owns in the aggregate the number of warrants to purchase Common Stock at an exercise price of $12.00 per share (after giving effect to a 1:12 reverse stock split since the issuance date thereof) that are exercisable until July 8, 2021, as set forth on the Holder’s signature page hereto (the “Original Warrants”).

WHEREAS, in order to induce the Holder to exercise the Original Warrants from time to time, the Company and the Holder hereby agree to: (i) amend the Warrants to reduce the exercise price and (ii) upon each such exercise, issue to the Holder a New Warrant (as hereinafter defined), all as set forth in this Agreement.

WHEREAS, in compliance with Section 5(m) of the Original Warrants, this Warrant Agreement shall be effective upon the due execution and delivery of this Warrant Amendment Agreement by the Company and the Holder.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Original Warrants or New Warrants, as applicable.

ARTICLE II

AMENDMENT OF ORIGINAL WARRANTS

Section 2.1 Amendment of Original Warrants.

(a) On the date hereof, (i) the defined term “Exercise Price” set forth in Section 2(b) of the Original Warrants shall be amended to equal $2.125 (the “Amended Exercise Price”) for the period beginning on the date hereof through the Termination Date, inclusive and (ii) the defined term “Warrant Share Delivery Date” set forth in Section 2(d)(i) of the Original Warrant shall be amended to refer to the date that is two (2) Trading Days after the delivery to the Company of the Notice of Exercise (collectively, the “Original Warrant Amendments” and the Original Warrant, after giving effect to the Original Warrant Amendments, the “Amended Warrant”).

(b) Except as expressly set forth in this Agreement, all terms of the Original Warrants are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and the Holder reserves all of its rights, remedies, powers, and privileges.

(c) Within two (2) Trading Days of the date hereof, the Company hereby covenants and agrees to file a prospectus supplement to the Registration Statement (as defined in the Amended Warrants) with respect to the Original Warrant Amendments.

ARTICLE III

ISSUANCE OF NEW WARRANTS

Section 3.1 Issuance of New Warrants. Upon each exercise of an Amended Warrant, in addition to the issuance of the Warrant Shares (as defined in the Amended Warrants) on or prior to the Warrant Share Delivery Date (as defined in the Amended Warrants), the Company shall deliver to the Holder a new warrant in the form attached hereto as Exhibit A (the “New Warrants”) to purchase a number of shares of Common Stock equal to the number of Amended Warrants that the Holder has exercised pursuant to the terms of the Amended Warrants.

Section 3.2 Legends; Restricted Securities.

(a) The Holder understands that the New Warrants and the shares of Common Stock underlying New Warrants (the “New Warrant Shares”) are not, and may never be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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(b) Certificates evidencing the New Warrant Shares shall not contain any legend (including the legend set forth in Section 3.2(a) hereof), (i) while a registration statement covering the resale of such New Warrant Shares is effective under the Securities Act, (ii) following any sale of such New Warrant Shares pursuant to Rule 144, (iii) if such New Warrant Shares is eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such New Warrant Shares and without volume or manner-of-sale restrictions, (iv) if such New Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144 as to such New Warrant Shares, or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)). The Company shall cause its counsel to issue a legal opinion to the transfer agent promptly after the Delegend Date (as defined below) if required by the Company and/or the transfer agent, or requested by the Holder, to effect the removal of the legend hereunder, which opinion shall be in form and substance reasonably acceptable to the Holder. If such New Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such New Warrant Shares shall be issued free of all legends. The Company agrees that following the Delegend Date or at such time as such legend is no longer required under this Section 3.2(b), it will, no later than two (2) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing the New Warrant Shares issued with a restrictive legend (such second Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Holder a certificate representing such shares that is free from all restrictive and other legends or, at the request of the Holder shall credit the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 3.2(b). As used herein, “Delegend Date” means the earliest of the date that (a) a registration statement with respect to the New Warrant Shares has been declared effective by the Commission or (b) all of the New Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the six (6) month anniversary of (I) the issuance date of a New Warrant if such New Warrant is exercised pursuant to a cashless exercise or (II) the date of the related cash exercise of the New Warrants, provided, in each case that the applicable holder of the New Warrants or the New Warrant Shares, as the case may be, is not an Affiliate of the Company, the Company is in compliance with the current public information required under Rule 144 (“Current Public Information Requirement”) and all such New Warrant Shares may be sold pursuant to Rule 144 or an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions; provided, further, that if the Company fails to comply with the Current Public Information Requirement at any time following the applicable six (6) month anniversary set forth above and the one (1) year anniversary of the issuance date of any New Warrants, the Company shall promptly provide notice to the Holder and the Holder undertakes not to sell such New Warrant Shares pursuant to Rule 144 until the Company notifies the Holder that it has regained compliance with the Current Public Information Requirement; and provided, further, that if a delegending is in effect solely as the result of the effectiveness of a registration statement covering the resale of any New Warrant Shares, the Holder undertakes not to sell any such New Warrant Shares if the Holder is notified or otherwise becomes aware that such registration statement has been withdrawn or suspended, contains a material misstatement or omission or has become stale. The Holder agrees with the Company that the Holder will sell or transfer any New Warrants or New Warrant Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing any such securities as set forth in this Section 3.2 or otherwise is predicated upon the Company’s reliance upon this understanding.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware.

(c) Registration Statement. The Warrant Shares (as defined in the Amended Warrants) are registered for issuance pursuant to the Registration Statement and the Company knows of no reasons, after the filing of the prospectus supplement thereto as contemplated by Section 2.1(c), why the Registration Statement shall not remain available for the issuance of such Warrant Shares for the foreseeable future. The Company shall use reasonable best efforts to keep the Registration Statement effective and available for the resale of the Warrant Shares underlying the Amended Warrants until all Amended Warrants are exercised. If the Company is unable to keep the Registration Statement effective and available, the Holder may exercise the Amended Warrants by means of a cashless exercise in accordance with the terms of the Amended Warrants using the Amended Exercise Price.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(e) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of Holder or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Holder regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports (as defined below), is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, “SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

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(f) Issuance of Securities. The issuance of the New Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, the New Warrants shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof. As of the date hereof, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds the maximum number of New Warrant Shares (without taking into account any limitations on the exercise of the New Warrants set forth therein). Upon exercise of the New Warrants in accordance with the New Warrants, the New Warrant Shares when issued will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 4.2 of this Agreement, the offer and issuance by the Company of the New Warrants is exempt from registration under the Securities Act.

(g) No General Solicitation. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the New Warrants.

(h) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the New Warrants or the New Warrant Shares (collectively, the “Securities”) under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable shareholder approval provisions.

(i) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Holder a copy of any disclosures provided thereunder.

(j) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the Securities Act.

Section 4.2 Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement.

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(a) Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

(b) No Conflicts. The Holder represents and warrants that the execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c) Access to Information. The Holder acknowledges that it has had the opportunity to review this Agreement and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the exercise of the Original Warrants and the merits and risks of investing in the Warrant Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its advisors, if any, or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder acknowledges and agrees that neither Maxim Group LLC (the “Agent”) nor any Affiliate of the Agent has provided the Holder with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the securities issued and issuable hereunder and the Agent and any Affiliate may have acquired non-public information with respect to the Company which the Holder agrees need not be provided to it. In connection with the issuance of the securities hereunder to the Holder, neither the Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to the Holder.

(d) Holder Status. The Holder represents and warrants that is an “accredited investor” as defined in Rule 501 under the Securities Act.

(e) Knowledge. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

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ARTICLE V

MISCELLANEOUS

Section 5.1 Company Lock-Up. Subject to the last sentence of this Section 5.1, from the date hereof until the date that is twenty (20) Trading Days following the date hereof (the “Trigger Date”), the Company shall not, directly or indirectly, file any registration statement with the Commission, or file any amendment or supplement thereto or cause any registration statement or amendment thereto to be declared effective by the Commission, or grant any registration rights to any Person that can be exercised prior to such time as set forth above, other than pursuant to Section 2.1(c). Subject to the last sentence of this Section 5.1, from the date hereof until the Trigger Date, the Company shall not, (1) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ debt, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (2) be party to any solicitations, negotiations or discussions with regard to the foregoing. Notwithstanding anything to the contrary herein, this Section 5.1 shall not apply to any registration statement or offering of the Company relating to a registration statement that has already been filed with the Commission, regardless of what amendments or changes are made to such registration statement or offering; provided, that no securities of the Company are permitted to be issued or are issuable under any such registration statement until after the Trigger Date.

Section 5.2 Filing of Form 8-K and Supplement to Registration Statement. Prior to 2:00 p.m ET on March 6, 2018, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to the Holder disclosing the material terms of the transactions contemplated hereby, which shall not include the form of this Agreement or the form of the New Warrants (the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company represents to the Holder that it shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, delivers any material, non-public information to the Holder without the Holder’s prior written consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agent not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

Section 5.3 MFN. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any other Holder of Original Warrants with respect to the amendment of the Original Warrants and the issuance of New Warrants (each an “Amendment Document”), is or will be more favorable to such other Person than those of the Holder and this Agreement (other than with respect to the reimbursement of legal fees). If, and whenever on or after the date hereof, the Company enters into an Amendment Document, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Amendment Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Amendment Document.

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Section 5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made by email to the email address of the Holder set forth on Holders’ signature page.

Section 5.5 Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the New Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 5.6 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 5.7 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the New Warrants.

Section 5.9 Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.10 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 5.11 Fees and Expenses. The Company shall reimburse the Holder for its legal fees and expenses in connection with the preparation and negotiation of this Agreement and transactions contemplated thereby, by paying any such amount not exceeding $10,000 to Schulte Roth & Zabel LLP (the “Holder Counsel Expense”) by wire transfer of immediately available funds in accordance with the written instructions of Schulte Roth & Zabel LLP delivered to the Company. The Holder Counsel Expense shall be paid by the Company whether or not the transactions contemplated by this Agreement are consummated. Alternatively, at the election of the Holder, the Holder may offset such amount against the payment of any amounts due by the Holder upon exercise of its Amended Warrant.] Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrant Shares.

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IN WITNESS WHEREOF, the undersigned have executed this Warrant Amendment Agreement as of the date first written above.

COMPANY:

AMEDICA CORPORATION

By:
Name:
Title:

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[HOLDER SIGNATURE PAGES TO AMEDICA CORPORATION

WARRANT AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: _______________________________________________

Signature of Authorized Signatory of Holder: _______________________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: _______________________________________________

Email Address of Holder: _______________________________________________

Number of Original Warrants held: _______________________________________________

Address for Delivery of New Warrants for Holder: _______________________________________________

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EXHIBIT A

Form of New Warrant